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                                                                    Exhibit 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, being the Chief Financial Officer of Kinetek, Inc., an Illinois corporation (the "Registrant"), hereby certifies that the Quarterly Report on Form 10-Q (the "Quarterly Report") of the Registrant for the three and six months ended June 30, 2006, which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m (a)) and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 14, 2006

/s/ Daniel D. Drury
--------------------------------
Daniel D. Drury
Chief Financial Officer


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